                                                                   Exhibit 10.33

     SCHEDULE TO FORM OF AHP LEASE AND SECURITY AGREEMENT FILED PURSUANT TO
                 INSTRUCTION 2 TO ITEM 601(a) OF REGULATION S-K


Facility Location        Dated as of            Seller                   Architect                   Fiscal Year
-----------------------------------------------------------------------------------------------------------------------
Anderson, IN             January 30, 1998       Edwin T. Friddle and     KWM Group, Inc. and         July 1 to June 30
                                                Doris A. Friddle         Charles D. Foster
                                                                         Architect, P.A.

Evansville, IN           June 16, 1998          William E.  Harp,        Moore Pumphrey              January 1 to
                                                Jr. a/k/a Earl Harp      Associates, Inc.            December 31

Jackson, TN              January 30, 1998       Milton D. Cravens,       KWM Group, Inc. and         July 1 to June 30
                                                James H. Wallace,        Moore Pumphrey
                                                Jr., Jimmy D.            Associates, Inc.
                                                Harris, t/a Parkway
                                                Partners, Woodside
                                                Developments, Inc.

Facility Location        Facility               Secondary Parent         Land Location               Manager
-----------------------------------------------------------------------------------------------------------------------
Anderson, IN             60 units               Oakhaven Senior          City of Anderson, County    Balanced Care at
                                                Living, Inc.             of Madison, State of        Anderson, Inc.
                                                                         Indiana

Evansville, IN           106 units              Oakhaven Assisted        City of Evansville,         Balanced Care at
                                                Living, Inc.             County of Vanderburgh,      Evansville, Inc.
                                                                         State of Indiana

Jackson, TN              60 units               Oakhaven Senior          City of Jackson, County     Balanced Care at
                                                Living, Inc.             of Madison, State of        Jackson, Inc.
                                                                         Tennessee




                         Option Agreement       Date by Which
                         Dated as of            Landlord Shall
Facility Location                               Acquire Property
--------------------------------------------------------------------------------
Anderson, IN             January 30, 1998       March 1, 1998

Evansville, IN           June 16, 1998          July 1, 1998

Jackson, TN              September 18, 1998     March 1, 1998